UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 28, 2008

RSC Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 28, 2008, RSC Holdings Inc., issued a press release announcing its results for the third quarter ended September 30, 2008, entitled “RSC REPORTS 3Q08 RESULTS, REAFFIRMS FYO8 EARNINGS OUTLOOK, BOOSTS CASH FLOW OUTLOOK.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by RSC Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 28, 2008, entitled “RSC REPORTS 3Q08 RESULTS, REAFFIRMS FYO8 EARNINGS OUTLOOK, BOOSTS CASH FLOW OUTLOOK.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.
Dated: October 28, 2008	By:	/s/ Joseph M. Webb
Joseph M. Webb
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 28, 2008, entitled “RSC REPORTS 3Q08 RESULTS, REAFFIRMS FYO8 EARNINGS OUTLOOK, BOOSTS CASH FLOW OUTLOOK.”